CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2025 CNY (¥)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)
CONSOLIDATED STATEMENTS OF CASH FLOWS
Cash outflow from acquisition of subsidiary, net of cash acquired		¥ 571
Net of capitalized amount	¥ 651	1,511	¥ 4,433
Cash and cash equivalents	1,663,492	2,838,966	1,554,583
Restricted cash	4,014	3,594	3,541
Cash, cash equivalents and restricted cash	¥ 1,667,506	¥ 2,842,560	¥ 1,558,124